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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): April 18, 2006

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

       0-29785                                              84-0605867
(Commission File Number)                       (IRS Employer Identification No.)

           NO. 308 XUEFU ROAD, NANGANG DISTRICT, HARBIN, CHINA, 150086
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              (Address of principal executive offices and zip Code)

                                86-451-8666-6601
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01. COMPLETION OR ACQUISITION OF ASSETS.

         As previously reported under Item 2.01 of the Current Report on Form 8-K filed by American Oriental Bioengineering, Inc., a Nevada corporation (the "Registrant" or "AOB") with the Securities and Exchange Commission on April 24, 2006 (the "April 8-K"), Yield Chance Investments Limited, a wholly-owned subsidiary formed under the laws of the British Virgin Islands (the "Subsidiary") completed the acquisition of Guangxi Lingfeng Pharmaceutical Company Limited, a Chinese corporation ("Lingfeng"), pursuant to an Acquisition Agreement (the "Agreement") by and among AOB, Lingfeng and Xiaosheng Yu, the sole stockholder of Lingfeng. Under the terms of the Agreement, the Subsidiary acquired all of the outstanding capital stock of Lingfeng. The description of the acquisition included in the April 8-K is incorporated by reference herein.

         This Current Report on Form 8-K/A provides the historical financial statements of the business acquired under Item 9.01(a) and the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the April Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Guangxi Lingfeng Pharmaceutical Company Limited audited Financial Statements as of and for the years ended December 31, 2004 and 2005 and unaudited condensed financial statements as of March 31, 2006 and for the three months ended March 31, 2006 and 2005 are filed as Exhibit 99.1 to this amendment and incorporated herein by reference.

(b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 to this amendment and incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN ORIENTAL BIOENGINEERING, INC.


                                          By: /s/ Yanchun Li
                                              ----------------------------------
                                              Name:  Yanchun Li
                                              Title: Chief Operating Officer,
                                                     Acting Chief Financial
                                                     Officer and Secretary



Dated: June 30, 2006





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                                  EXHIBIT INDEX



Exhibit Number                Description
--------------                -----------

99.1                          Financial statements of business acquired

99.2                          Unaudited pro forma financial information